UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2809 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2015, InvenTrust Properties Corp. (“InvenTrust” or the “Company”) held its 2015 annual meeting of stockholders. A summary of the matters voted upon is set forth below.

The stockholders elected the five nominees named below to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. The final results of the election of directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
J. Michael Borden	191,767,573	18,368,478	251,943,604
Thomas P. McGuinness	190,812,389	19,323,662	251,943,604
Thomas F. Glavin	192,046,881	18,089,170	251,943,604
Paula Saban	191,881,679	18,254,372	251,943,604
William J. Wierzbicki	191,563,746	18,572,305	251,943,604

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 by the following votes:

For	Against	Abstain
447,926,921	6,155,261	7,997,473

The stockholders approved, on a non-binding, advisory basis, a resolution approving the compensation of our named executive officers (“say on pay”) as described in our proxy materials by the following votes:

For	Against	Abstain	Broker Non-Votes
164,227,570	27,556,855	18,351,626	251,943,604

The stockholders also approved, on a non-binding, advisory basis, a three-year frequency for future say on pay votes by the following votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
148,339,465	10,774,966	31,627,471	19,394,149	251,943,604

Item 7.01 Regulation FD Disclosure.

Update on Estimated Tax Impact of Distribution on InvenTrust Stockholders

As previously disclosed on February 9, 2015, InvenTrust completed the spin-off of Xenia Hotels & Resorts, Inc. (“Xenia”) (NYSE: XHR) on February 3, 2015 through the pro-rata distribution by InvenTrust of 95% of the outstanding common stock of Xenia to holders of record of InvenTrust’s common stock as of the close of business on January 20, 2015, the spin-off record date. Each holder of record of InvenTrust’s common stock received one share of Xenia’s common stock for every eight shares of InvenTrust’s common stock.

For U.S. federal income tax purposes, InvenTrust’s distributions of cash and property, including the distributed Xenia shares, are treated as taxable dividends to the extent of InvenTrust Properties Corp.’s earnings and profits (“E&P”). Although InvenTrust previously estimated the Xenia transaction would result in a significant gain, the real estate property sales and internal company restructurings have significantly offset that gain. As a result, InvenTrust currently estimates that it has recognized E&P of approximately $0.12 per InvenTrust share attributable to those non-reoccurring transactions in 2015. InvenTrust has not estimated the E&P in 2015 created by its ordinary operations.

InvenTrust’s E&P for 2015 will depend upon all of InvenTrust’s activities in 2015, including both its non-reoccurring transactions and ordinary operations. As a result, the actual amount of InvenTrust’s E&P, the taxable portion of its cash and property distributions, including the distribution of Xenia shares, and the non-taxable return of capital will not be available until early 2016.

Please note that the taxability of the distribution of Xenia shares will not be determined on a stand-alone basis or by reference only to non-reoccurring transactions. Regardless of the above discussion, the determination of the taxable and non-taxable portions of the distribution will not be known until early 2016.

Consult Your Tax Advisor

The information in this document represents InvenTrust’s understanding of the U.S. federal income tax laws and regulations and does not constitute tax advice. It does not purport to be complete or to describe the consequences that may apply to particular categories of stockholders. Each stockholder is urged to consult his, her, or its tax advisor as to the specific tax consequences of the distribution to such stockholder, including the effect of any state, local, or non-U.S. tax laws, and of changes in applicable tax laws.

Forward Looking Statements

Forward-Looking Statements in this Item 7.01 disclosure, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, our ability to execute on our strategy, our ability to return value to our stockholders and the availability of cash flow from operating activities to fund distributions. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The information in this Item 7.01 disclosure is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On December 15, 2015, the board of directors of the Company (the “Board”) appointed current director and Interim Chairman J. Michael Borden as Chairman of the Board. Mr. Borden had served as Interim Chairman since February 18, 2015 and has served as an independent director since October 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: December 21, 2015	By:	/s/ Michael E. Podboy
	Name:	Michael E. Podboy
	Title	Executive Vice President – Chief Financial Officer, Chief Investment Officer and Treasurer